May 7, 2015

Amendment to Purchase Agreement between

Accelera Innovations Inc

And

Grace Home Health Care Inc

Dated November 25, 2015

That Paragraph 3A of the Purchase Agreement provided for a closing date for the transaction stated above of January 15, 2015 and made provision for an additional extension.

That the Parties herein agree to amend the closing date to June 30, 2015.

Accelera Innovations Inc.	Grace Home Health Care Inc.

Accelera Innovations Inc. 20511 Abbey Drive, Frankfort, IL 60423 - 866.920.0758